UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2007

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Amgen Inc. intends to draw down on our commercial paper program and utilize the proceeds to repurchase our common stock, par value $.0001 per share, pursuant to our stock repurchase programs authorized by the Board of Directors. Also, we are currently reviewing additional borrowing opportunities to fully fund stock repurchases authorized under our stock repurchase programs this year. As of May 14, 2007, we had approximately $5 billion authorized for stock repurchases under our stock repurchase programs and $1.2 billion available under our commercial paper program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 15, 2007	By:	/s/ David J. Scott
	Name:	David J. Scott
	Title:	Senior Vice President, General Counsel and Secretary

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